UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

CAMDEN PROPERTY TRUST
 (Exact name of registrant as specified in its charter)

Texas	1-12110	76-6088377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Greenway Plaza, Suite 1300, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2008, Camden Property Trust, a Texas real estate investment trust (the “Company”), and Camden Summit Partnership, L.P., a Delaware limited partnership and a subsidiary of the Company (“CSPLP”), as guarantors, and CPT Community Owner, LLC and CSP Community Owner, LLC, each a Delaware limited liability company and a subsidiary of the Company, as borrowers (collectively, the “Borrowers”), entered into a Master Credit Facility Agreement (the “Credit Agreement”) with Red Mortgage Capital, Inc., as lender, for a $380,000,000 credit facility. The facility is comprised of a $175,000,000 variable rate loan funded with a Fannie Mae DMBS and a $205,000,000 fixed rate loan. The variable rate loan is currently priced at 4.2% per annum, is for a ten-year term and the interest rate resets every 90 days after October 1, 2008. The fixed rate loan has a fixed annual interest rate of 5.625% for a ten-year term and provides for an additional one-year term with a variable rate. The Company and CSPLP have entered into standard nonrecourse carveout guaranties. The obligations of the Borrowers under the Credit Agreement are secured by cross-collateralized first priority mortgages on 17 of the Company’s multifamily properties. The Company intends to use the proceeds from this credit facility for the repayment of maturing debt, pay down of amounts outstanding under its revolving line of credit, and for general corporate purposes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 24, 2008, the Company issued a press release announcing the execution of the Credit Agreement, a copy of which is included as Exhibit 99.1 hereto.

The press release is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Title
99.1	Press Release, dated September 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2008

CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press Release, dated September 24, 2008